EXHIBIT 10.46

COLUMBUS McKINNON CORPORATION THRIFT 401(K) PLAN

PROPOSED AMENDMENT NO. 6 OF THE 1998 PLAN RESTATEMENT

IRS Technical Amendment

Columbus McKinnon Corporation (the “Corporation”) hereby amends the Columbus McKinnon Corporation Thrift 401(K) Plan (the “Plan”) as follows:

1. Section 1.19, entitled “Highly Compensated Employee”, is amended effective January 1, 1998 by changing Section 1.19(b)(1) to read as follows:

“(1) Meaning of “Compensation”. For the purpose of this Section 1.19, the term “compensation” means compensation within the meaning of Code Section 415(c)(3) including amounts described in Code Section 415(c)(3)(D) except as provided in this Section 1.19(b)(1). For Plan Years beginning before January 1, 1998, “compensation” shall not include elective deferrals described in Code Section 402(g)(3) or amounts excluded from the employee’s gross income under Code Sections 125 or 457. For Plan Years beginning before January 1, 2001, “compensation” shall not include amounts excluded from gross income under Code Section 132(f)(4).”

2. Section 5.2, entitled “Definitions”, is amended effective January 1, 1998 by changing subsection (c) to read as follows:

“(c) “Taxable Compensation” means, with respect to a Limitation Year, compensation as defined under Code Section 415(c)(3) and the Treasury Regulations thereunder. For more specificity, “Section 415 Compensation” shall mean compensation reported on Form W-2 within the meaning of Treasury Regulation §1.415-2(d)(11)(i) increased by elective deferrals and other amounts required under Code Section 415(c)(3)(D) to be included in compensation except that amounts excluded from the employee’s gross income under Code Section 132(f)(4) shall not be included in “Taxable Compensation” before the Limitation Year beginning on January 1, 2001. In no event shall a Participant’s Taxable Compensation for a Limitation Year beginning on or after January 1, 1989 exceed the applicable Code Section 401(a)(17) Limit set forth in Section 1.6(b).”

IN WITNESS WHEREOF, this instrument of amendment has been executed by a duly authorized officer of the Corporation this 22nd day of May, 2003.

COLUMBUS McKINNON CORPORATION

By	/S/ ROBERT L. MONTGOMERY

Title	Executive Vice President